SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report            December 12, 1997



                  HOUSEHOLD CONSUMER LOAN TRUST 1995-1

        (Exact name of registrant as specified in its charter)


                     HOUSEHOLD FINANCE CORPORATION

                     (Administrator of the Trust)
         (Exact name as specified in Administrator's charter)


      Delaware                   0-28110               88-0345949

(State or other juris-    (Commission File Numbers)   (IRS Employer
diction of incorpora-
                                                    Identification
tion of Administrator)                                Number of
                                                      Registrant)


  2700 Sanders Road, Prospect Heights, Illinois          60070

(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (C)  Exhibits

          99 Statement to (a) Series 1995-1 Participants with respect to the distribution on December 12, 1997 as provided for under Article V of the Pooling and Servicing Agreement dated as of
               September 1, 1995 among Household Finance
               Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1995-1 Supplement to the
               Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on December 15, 1997 as provided for under Section 3.23 of the Indenture dated as of September 1, 1995 between Household Consumer Loan Trust 1995-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on December 15, 1997 as provided for under Section
               5.04 of the Trust Agreement dated
               as of September 1, 1995 between Household Consumer Loan Corporation and The Chase Manhattan Bank (USA), as Owner Trustee.






















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






                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                            HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the

                            HOUSEHOLD CONSUMER LOAN TRUST 1995-1
                                    (Registrant)

                         By:  /s/ J. W. Blenke
                              J. W. Blenke, Authorized
                              Representative


Dated: December 23, 1997

















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U:\WP\HFS088\8K\HCLT95-1.8K






                               EXHIBIT INDEX

Exhibit

Number    Exhibit
   Page



     5
     99

Statement to (a) Series 1995-1 Participants with respect to the distribution on December 12, 1997 as provided for under
Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1995-1 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on December 15, 1997 as provided for under Section 3.23 of the Indenture dated as of September 1, 1995 between Household Consumer Loan Trust 1995-1 and The Bank of New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on December 15, 1997 as provided for under Section 5.04 of the Trust Agreement dated as of September 1, 1995 between Household Consumer Loan Corporation and The Chase Manhattan Bank (USA), as Owner Trustee.






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